Exhibit 10.46

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Agreement”), dated as of August 22, 2016 is entered into by and among Social Reality, Inc., a Delaware corporation (“Social”), Steel Media, a California corporation (“Steel”; Steel together with Social, each a “Borrower” and collectively, the “Borrowers”), Five Delta, Inc., a Delaware corporation (“Five Delta”; Five Delta, together with the Borrowers, each a “Credit Party” and, collectively, the “Credit Parties”), the financial institutions party hereto as “Lenders” (collectively, the “Lenders”), and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders (in such capacity, the “Agent”).

RECITALS

(a)

Credit Parties, Agent and Lenders entered into that certain Financing Agreement on October 30, 2014 (as amended on May 14, 2015 and as further amended, modified or supplemented from time to time, the “Financing Agreement”), pursuant to which Lenders have extended certain financial accommodations to certain of the Credit Parties.

(b)

The Credit Parties have advised the Agent and the Lenders that one or more Events of Default under (and as defined in) the Financing Agreement will exist upon the filing by Social with the United States Securities and Exchange Commission of its Quarterly Report on Form 10-Q for the period ended June 30, 2016 and, as a consequence, Agent and Lenders will be entitled to, among other things, declare the entire balance of the Obligations owing to them from Credit Parties to be immediately due and payable and enforce the liens and security interests in the collateral securing Agent’s and Lenders’ claims against Credit Parties.

(c)

Credit Parties have requested that Agent and Lenders forbear from exercising their respective rights and remedies with respect to each such Event of Default during the Forbearance Period (as defined below).

(d)

Agent and Lenders have agreed to such forbearance to the Financing Agreement upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

1.01

Capitalized terms used in this Agreement, to the extent not otherwise defined in this Agreement, shall have the same meaning as in the Financing Agreement  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Effective Date” shall mean the date on which all conditions set forth in Section 4.01 hereof have been satisfied.

“Existing Default” has the meaning specified in Section 2.01 hereof.

“Forbearance Default” means the occurrence of any of the following at any time during the Forbearance Period: (i) any Event of Default (other than each Existing Default), unless such Event of Default has been otherwise expressly waived in writing by the Required Holders (or, all of the Lenders, to the extent required by the Financing Agreement), (ii) the failure of any Credit Party to comply with any term, condition, or covenant set forth in this Agreement in accordance with the terms of this Agreement, (iii) the failure of any representation or warranty made by any Credit Party under this Agreement to be true, correct and complete in all respects as of the date when made, (iv) the commencement or continuation of any enforcement action against any Credit Party or any of its property by any creditor of a Credit Party, (v) any Credit Party shall contest any term, provision, or acknowledgment contained in this Agreement, (vi) any Credit Party shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Credit Party under the Bankruptcy Code, or any Credit Party shall make any offer or agreement of settlement, extension or compromise to or with such Credit Party’s unsecured creditors generally, (vii) the commencement of any litigation or other proceeding by a Credit Party or any of their respective Affiliates against Agent, any Lender or any of their respective Affiliates, (viii) the occurrence or existence of a material adverse change in the business, assets, condition or prospects (financial or otherwise) of any Credit Party from and after the date of this Agreement, or (ix) any halt or termination of the Strategic Alternatives Review without the prior consent of the Agent.

 “Forbearance Period” means the period commencing at the time when all conditions to the effectiveness of this Agreement as set forth in Section 4.01 hereof have been satisfied and ending on the earlier to occur of (i) a Forbearance Default and (ii) the Forbearance Termination Date.

“Forbearance Termination Date” means 12:01 a.m. New York City time on January 1, 2017, time being of the essence.

 “Released Parties” shall have the meaning specified in Section 9.10 hereof.

“Strategic Alternatives Review” shall have the meaning specified in Section 5.01(c) hereof.

“Subordination Rights” shall have the meaning specified in Section 3.04 hereof.

ARTICLE II
EXISTING DEFAULTS

2.01

The Credit Parties have notified the Agent and Lenders that the Credit Parties expect to fail to comply with certain requirements of the Financing Agreement (each a “Violation”) resulting in the occurrence of certain Events of Default under the Financing Agreement as set forth in the following clauses 2.01(a) – (d), in each case, arising on or prior to the date hereof (each an “Existing Default” and collectively, the “Existing Defaults”), as follows:

(a)

an Event of Default under Section 10.1(f) of the Financing Agreement as a result of the Credit Parties’ expected failure to comply with Section 8.1(a) of the Financing Agreement with respect to the Fiscal Quarter ended June 30, 2016 and/or the Fiscal Quarter ending September 30, 2016;

(b)

an Event of Default under Section 10.1(f) of the Financing Agreement as a result of the Credit Parties’ expected failure to comply with Section 8.1(b) of the Financing Agreement with respect to the Fiscal Quarter ended June 30, 2016 and/or the Fiscal Quarter ending September 30, 2016;

(c)

an Event of Default under Section 10.1(f) of the Financing Agreement as a result of the Credit Parties’ expected failure to comply with Section 8.1(c) of the Financing Agreement with respect to the Fiscal Quarter ended June 30, 2016 and/or the Fiscal Quarter ending September 30, 2016; and

(d)

an Event of Default under Section 10.1(f) of the Financing Agreement as a result of the Credit Parties’ expected failure to comply with Section 8.1(d) of the Financing Agreement with respect to the Fiscal Quarter ended June 30, 2016.

ARTICLE III
FORBEARANCE; CERTAIN AGREEMENTS

3.01

Forbearance.  During the Forbearance Period, unless otherwise expressly provided in this Agreement, the Lenders will not, and hereby direct Agent not to, take any action, based solely on any Existing Default, (i) to accelerate (or cause the acceleration of) the maturity of the Notes or other Obligations or to otherwise enforce payment of the Obligations of the Credit Parties in full under the Transaction Documents, or (ii) to exercise any other Default or Event of Default related rights and remedies available to any or all of Lenders or Agent against any or all of the Credit Parties under the Transaction Documents or applicable law with respect to the Obligations including without limitation any rights or remedies under Section 10.02 or 10.04 of the Financing Agreement and comparable provisions of the other Transaction Documents.  Upon termination of the Forbearance Period, Agent and/or Lenders shall be entitled (but not required) to exercise any of their respective rights and remedies under this Agreement, the Financing Agreement, the other Transaction Documents, or applicable law, including, without limitation, the right to enforce the liens on, and security interest in, the Collateral described in the Transaction Documents, without further notice, demand, notice of intent to accelerate, notice of acceleration, presentment, protest or other formalities of any kind (except as expressly required by the Financing Agreement and Transaction Documents), all of which are hereby expressly waived by the Credit Parties.

3.02

Interest Rates during the Forbearance Period.  During the Forbearance Period, and at all times on or after July 1, 2016, interest on the Obligations has accrued and will accrue at the Default Rate of interest comprised of the (x) Current Interest Rate plus (y) three percent (3.00%) as described in Section 2.2(c) of the Financing Agreement; provided that (i) the Current Interest Rate portion of the Default Rate shall continue to be paid in cash and at the times required pursuant to the terms of the Financing Agreement and (ii) the additional three percent (3.00%) shall accrue and capitalize to the outstanding principal amount of the Notes on each Interest Date.

3.03

No Waiver. Agent and Lenders have not waived, are not by this Agreement waiving, and have no present intention of waiving, any Default or Event of Default that may be continuing as of the effectiveness of this Agreement or any Default or Event of Default that may occur after the effectiveness of this Agreement (whether the same or similar to any Existing Default or otherwise), and Agent and Lenders have not agreed to forbear with respect to any of their respective rights or remedies concerning any Default or Event of Default (other than with respect to each Existing Default and then only during the Forbearance Period), that may have occurred or is continuing as of the effectiveness of this Agreement or that may occur after the effectiveness of this Agreement.

3.04

No Effect on Rights under Intercreditor or Subordination Agreement. The forbearance provided for in Section 3.01 of this Agreement shall not extend to Agent’s or any Lender’s rights and remedies against any other lender under any intercreditor or subordination agreement in favor of or binding Agent or any Lender with respect to the subordination of certain lenders obligations that have arisen or may in the future arise as a result of the occurrence of any Default or Event of Default (including any Existing Default) or otherwise (collectively, the “Subordination Rights”), it being understood that each Existing Default will at all times constitute a continuing and actionable Event of Default for purposes of the exercise of any and all Subordination Rights by Agent or any Lender in accordance with the applicable provisions governing same, and Agent and Lenders shall at all times be permitted to amend or otherwise modify any provision of any intercreditor or subordination agreement in accordance with the respective terms thereof.

3.05

Continued Effectiveness of Certain Default-Triggered Provisions in Financing Agreement. Each Existing Default shall continue to constitute an actionable Event of Default for the purpose of triggering all limitations, restrictions or prohibitions on certain actions that may not be taken, omitted or otherwise acquiesced to by or on behalf of Credit Parties pursuant to the Financing Agreement or any other Transaction Document during the continuance of a Default or an Event of Default, and any actions or inactions taken or omitted or otherwise acquiesced to by or on behalf of the Credit Parties in violation of such provisions while any Existing Default exists will constitute additional Defaults or Events of Default as applicable under the Financing Agreement and the other Transaction Documents and, if an Event of Default under the Financing Agreement, a Forbearance Default under this Agreement.

3.06

No Assurances regarding Extension of Forbearance Period.  Credit Parties will not assert, claim or contend that any prior action or course of conduct by any or all of Agent and Lenders constitutes an agreement, obligation or cause of declining to continue such action or course of conduct in the future.  Credit Parties hereby acknowledge and agree that Agent and Lenders have made no commitment as to how or whether any Existing Default will be resolved, nor have they given any assurances or commitments with respect to any additional or future forbearance, waiver or accommodation of any kind upon the expiration of the Forbearance Period, and Credit Parties agree that neither Agent nor Lenders have any obligation to extend the Forbearance Period.  Any agreement by the Lenders to extend the Forbearance Period must be set forth in writing and signed by a duly authorized signatory of each of the Lenders.

ARTICLE IV
CONDITIONS PRECEDENT

4.01

Conditions Precedent to this Agreement. The effectiveness of this Agreement against Agent and Lenders is conditioned upon the satisfaction of the following conditions precedent. The determination as to whether each condition has been satisfied may be made in Agent’s sole option and sole discretion.

(a)

Receipt of all financial information and projections regarding Credit Parties requested by Agent, all in form and substance satisfactory to Agent.

(b)

This Agreement shall have been executed and delivered by Agent, Lenders and Credit Parties.

(c)

Credit Parties shall pay all reasonable fees and expenses incurred by Agent and Lenders in connection with this Agreement and the other Transaction Documents, including, but not limited to, the reasonable fees and expenses of Agent’s and Lenders’ counsel in an amount not to exceed $25,000.

(d)

Receipt by Agent of a forbearance fee in the amount of $115,321.79 from Borrowers, which such fee shall be (i) fully earned by the Lenders on the Effective Date and (ii) paid in equal installments of $38,440.59 on each of (x) the Effective Date, (y) September 15, 2016 and (z) October 15, 2016.

(e)

With the exception of the Existing Defaults, no other Event of Default shall have occurred or be continuing under the Financing Agreement.

ARTICLE V
COVENANTS AND AGREEMENTS

5.01

Forbearance Covenants.   Credit Parties agree that during the Forbearance Period, they will:

(a)

Deliver all monthly financial statements required pursuant to Section 8.2(a) of the Financing Agreement on or before the last calendar day of the following month;

(b)

Commencing on the first Wednesday to occur after the Effective Date and on each Wednesday thereafter during the Forbearance Period, provide to Agent a 13-week cash flow forecast in form and methodology satisfactory to the Agent;

(c)

Engage an investment banking group reasonably acceptable to Agent and the Required Holders, on terms and conditions reasonably acceptable to Agent and the Required Holders, to conduct a strategic alternatives review in accordance with the milestones required pursuant to Annex I hereto (the “Strategic Alternatives Review”);

(d)

Provide Agent and its advisors with full and complete access to all financial, corporate and other information of Credit Parties, and cooperate, and cause all agents and advisors to Credit Parties to cooperate with Agent and its advisors in respect of any request made pursuant to the Forbearance Agreement and monitoring Credit Parties’ compliance with the Forbearance Agreement and/or the Financing Agreement; and

(e)

Cause current management to be made available to provide periodic telephonic updates to Agent, as reasonably requested by Agent.

ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

6.01

Ratification of Transaction Documents and Liens. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Transaction Documents are ratified and confirmed and shall continue in full force and effect.  Each Credit Party, Agent and Lenders agree that this Forbearance Agreement is a Transaction Document and that the Transaction Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Each Credit Party further expressly acknowledges and agrees that Agent has a valid, non-avoidable, enforceable and perfected security interest in and lien against each item of Collateral described in the Transaction Documents and that such security interest and lien secures the Obligations and the performance of all other obligations of a Credit Party under the Transaction Documents.

6.02

General Representations and Warranties. Each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Agreement and any other Transaction Documents executed and delivered in connection herewith have been duly authorized by all requisite organizational action on the part of such Credit Party and will not violate the constituent organizational documents of such Credit Party, contravene any contractual restriction, any law, rule or regulation or court or administrative decree or order binding on or affecting such Credit Party or result in, or require the creation or imposition of, any Lien, security interest or encumbrance on any of the properties of such Credit Party; (b) this Agreement and any other Transaction Documents executed and delivered in connection herewith have been duly executed and delivered by each Credit Party and are the legal, valid and binding obligation of each Credit Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity; (c) subject to the existence of the Existing Defaults, the representations and warranties contained in the Financing Agreement and other Transaction Document are true and correct on and as of the date hereof and on and as of the date of execution hereof, as though made on and as of each such date, except in cases where the representation and warranty specifically references an earlier date; (d) except for the Existing Defaults, no Default or Event of Default under the Financing Agreement has occurred and is continuing; (e) no Credit Party has amended its constituent organizational documents as of the Effective Date; (f) each Existing Default which has occurred is continuing; (g) Lenders have no obligation to make additional loans or to extend any other financial accommodations to Credit Parties (or any of them); (h) absent the effectiveness of this Agreement, and subject to the compliance with the terms and conditions of the Transaction Documents and applicable law, Agent and Lenders are entitled to exercise immediately their respective rights and remedies under the Transaction Documents, including, but not limited to, the right to accelerate the maturity of the Obligations and to the repossession and sale of the Collateral; and (i) the recitals in this Agreement are true and correct in all respects.

6.03

Full Opportunity for Review; No Undue Influence. Each Credit Party reviewed this Agreement and acknowledges and agrees that it (a) understands fully the terms of this Agreement and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other Persons as it may wish, and (c) has entered into this Agreement of its own free will and accord and without threat or duress.  This Agreement and all information furnished to Agent and Lenders is made and furnished in good faith, for value and valuable consideration.  This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Agent, any Lender or any other Person.

6.04

Outstanding Obligations. Each Credit Party hereby acknowledges, ratifies and confirms that (a) as of the date of this Agreement, the outstanding principal amount of the Notes under the Financing Agreement is $11,532,179.26, plus accrued and unpaid interest ((including, without limitation, default interest during the Forbearance Period as provided herein), fees and other costs and expenses payable under the Financing Agreement and the other Transaction Documents, (b) the obligation to repay such amounts is absolute and unconditional, and (c) there exists no right of set off, recoupment, counterclaim or defense of any nature whatsoever to the payment of such amounts.

6.05

Ratification of Guaranties. Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Agreement and the other Transaction Documents and hereby ratifies and confirms the Guaranty to which it is a party to or for the benefit of Agent and Lenders. Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Transaction Documents or the performance of its obligations thereunder.  Furthermore, each Guarantor agrees that nothing contained in this Agreement or the Transaction Documents shall adversely affect any right or remedy of Agent or Lenders under the guaranty to which such Guarantor is a party.  Each Guarantor hereby agrees that with respect to the guaranty to which it is a party, all references in such guaranty to the “Obligations” shall include, without limitation, the obligations of the Credit Parties (or any of them) to Agent and Lenders (or any of them) under the Transaction Documents.  Each Guarantor hereby represents and acknowledges that the execution and delivery of this Agreement and any other Transaction Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor under its respective guaranty and shall not constitute a waiver by Agent or Lenders of any of Agent’s or Lenders’ rights against such Guarantor.

6.06

Continued Existence of Post Default Rights.  Each Credit Party hereby acknowledges, ratifies, and confirms that, notwithstanding the agreement of Agent and the Lenders to forbear from exercising remedies hereunder, during the Forbearance Period, Agent and Lenders shall continue to have all rights that arise upon the existence of an Event of Default under the Financing Agreement, other than the rights set forth in Sections 10.02 and 10.04 of the Financing Agreement (which may only be exercised upon the termination of the Forbearance Period), provided further, however, that during the Forbearance Period, each of the Agent and the Lenders severally (and not jointly) agrees that it will not accelerate (or cause the acceleration of) the maturity of the Notes or other Obligations or otherwise enforce its secured creditor remedies with respect to the Collateral.

ARTICLE VII
ADDITIONAL COVENANTS OF CREDIT PARTIES

7.01

Additional Covenants of Credit Parties. Credit Parties also agree that during the Forbearance Period, they will:

(a)

Compromise with Unsecured Creditors. Credit Parties will not (i) make any offer or agreement of settlement, extension or compromise to or with a Credit Party’s unsecured creditors generally, in connection with the Strategic Alternatives Review (provided that no such offer or agreement with such holders or holder shall in any event be effective, or otherwise impose any obligation on any Credit Party, prior to the repayment in full in cash of all of the Obligations) or (ii) suffer the appointment of a receiver, trustee, custodian, or similar fiduciary.

(b)

Consent of Agent to certain Dispositions of Collateral. During the Forbearance Period and thereafter until such time as all of the Obligations have been finally and indefeasibly paid in full in cash, it will obtain the consent of Agent and the Required Holders before disposing of any Collateral in bulk or otherwise outside of the ordinary course of business other than sales of Inventory.

ARTICLE VIII
[RESERVED]

ARTICLE IX
MISCELLANEOUS PROVISIONS

9.01

Survival of Representations and Warranties. All representations and warranties made in any Transaction Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the Transaction Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

9.02

Limitation on Relationship between Parties. The relationship of Agent and Lenders, on the one hand, and the Credit Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Transaction Documents shall be deemed or construed to create a fiduciary relationship between the parties.

9.03

Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

9.04

Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender, and no other Person shall have any right, benefit or interest under or because of the existence of this Agreement, except that (a) upon its effectiveness in accordance with Article IV, this Agreement shall be binding on Agent and Lenders and their respective permitted successors and assigns and (b) the provisions of Section 9.11 of this Agreement shall inure to the benefit of the Released Parties.

9.05

Amendments; Interpretation. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of each Credit Party, Agent and the Lenders, and no waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Agent and Lenders.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.  No notice to or demand upon any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances.  No prior drafts of this Agreement or any negotiations regarding the terms contained in those drafts shall be admissible in any court to vary or interpret the terms of this Agreement.  In the event of any inconsistency between the terms of this Agreement and any other Transaction Document, this Agreement shall govern and control.  The parties hereto have had the opportunity to be represented by counsel in their negotiations of the terms of this Agreement, and therefore, no provision of this Agreement shall be construed against any party hereto on the theory that such party drafted such provision.

9.06

Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument, and all signature pages transmitted by electronic transmission shall be considered as original executed counterparts. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Each party to this Agreement agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.

9.07

Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

9.08

Further Assurances. Each Credit Party agrees to execute such other and further documents and instruments as Agent may reasonably request to implement the provisions of this Agreement and to perfect and protect the Liens and security interests created by the Financing Agreement and the other Transaction Documents.

9.09

Applicable Law. THIS AGREEMENT AND ALL OTHER TRANSACTION DOCUMENTS EXECUTED PURSUANT TO THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS CHOSEN TO GOVERN THE FINANCING AGREEMENT.

9.10

Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, RECOUPMENT, COUNTERCLAIM, OFFSET, CROSSCOMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL, OR ANY PART OF, ITS LIABILITY TO REPAY THE OBLIGATIONS ARISING UNDER THE FINANCING AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE

FROM AGENT OR LENDERS (OR ANY OF THEM). EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, REPRESENTATIVES, OWNERS, AFFILIATES, SUCCESSORS, TRANSFEREES, PARTNERS, MEMBERS, MANAGERS, INVESMENT MANAGERS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM OR ARISING IN CONNECTION WITH OR RELATING TO ANY “NOTES”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FINANCING AGREEMENT OR OTHER TRANSACTION DOCUMENTS, AND/OR NEGOTIATION OF, OR EXECUTION OF, THIS AGREEMENT. IT IS AGREED THAT THE SCOPE OF THIS RELEASE UNDER THIS PARAGRAPH SHALL INCLUDE ALL CLAIMS, DEMANDS OR CAUSES OF ACTION ARISING IN WHOLE OR PART FROM THE NEGLIGENCE OR STRICT LIABILITY OF AGENT, ANY LENDER OR ANY OTHER RELEASED PARTY. EACH CREDIT PARTY HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED TO A RELEASED PARTY’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS AND OCCURRING PRIOR TO EFFECTIVENESS OF THIS AGREEMENT IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT, THE OBLIGATIONS OF A CREDIT PARTY TO A RELEASED PARTY WHICH OBLIGATIONS WERE EVIDENCED BY THE FINANCING AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.  EACH CREDIT PARTY AGREES TO INDEMNIFY AND HOLD AGENT AND EACH LENDER HARMLESS FROM ANY AND ALL MATTERS RELEASED PURSUANT TO THIS PARAGRAPH. EACH CREDIT PARTY ACKNOWLEDGES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO SUCH CREDIT PARTY, ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH SUCH MATTERS RELEASED PURSUANT TO THE OTHER PROVISIONS OF THIS PARAGRAPH. EACH CREDIT PARTY REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT IT HAS NOT PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY ANY RIGHT, TITLE OR INTEREST OF A CREDIT PARTY IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF EACH CREDIT PARTY’S CLAIMS WITH RESPECT TO ALL SUCH MATTERS. THE PROVISIONS OF THIS SECTION 9.10 AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO AGENT AND LENDERS ENTERING INTO THIS AGREEMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION OR LIABILITY OF AGENT OR ANY LENDER TO A CREDIT PARTY OR ANY OTHER PERSON,

(C) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY LIABILITY, WRONGDOING; OR VIOLATION OF ANY OBLIGATION, DUTY OR AGREEMENT OF AGENT OR A LENDER TO A CREDIT PARTY OR ANY OTHER PERSON, AND (D) SHALL NOT BE USED AS EVIDENCE AGAINST AGENT OR A LENDER BY A CREDIT PARTY OR ANY OTHER PERSON FOR ANY PURPOSE.

9.11

Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN AGENT AND LENDERS AND ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

9.12

California Waivers.  Each Credit Party hereby:

(a)

expressly waives any and all benefits which might otherwise be available to such Credit Party under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 through 2847, 2849, 2850, 2899 and 3433, and California Code of Civil Procedure Sections 580a, 580b, 580d and 726;

(b)

acknowledges its understanding that:  (i) Section 580d of the California Code of Civil Procedure generally prohibits a deficiency judgment against a borrower after a non-judicial foreclosure; (ii) such Credit Party’s subrogation rights may be destroyed by a non-judicial foreclosure under any mortgage (because such Credit Party may not be able to pursue any other Credit Party for a deficiency judgment by reason of the application of Section 580d of the California Code of Civil Procedure); and (iii) under Union Bank v. Gradsky, 265 Cal. App. 2nd 40 (1968) and Cathay Bank v. Lee, 14 Cal.App.4th 1533 (1993), a lender may be estopped from pursuing a guarantor for a deficiency judgment after a non-judicial foreclosure (on the theory that a guarantor should be exonerated if a lender materially alters the original obligation of the principal without the consent of the guarantor or elects remedies for default which impair the subrogation, reimbursement or contribution rights of a “surety” or other co-obligor) absent an explicit waiver;

(c)

expressly waives all rights and defenses arising out of an election of remedies by the Agent or the Lenders, including without limitation, any defense that might otherwise be available under Gradsky and Cathay Bank, supra, or Section 580d of the California Code of Civil Procedure (or any similar judicial decision or statute), even though that election of remedies, such as a nonjudicial foreclosure with respect to the security for the Obligations, has destroyed such Credit Party’s rights of subrogation and reimbursement against such any other Credit Party by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

(d)

acknowledges that the provisions in this Section 9.12 which refer to certain sections of the California Civil Code and the California Code of Civil Procedure are included in this Agreement solely out of an abundance of caution and shall not be construed to mean that any of the above referenced provisions of California law are in any way applicable to this Agreement:  notwithstanding such provisions, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, as provided in Section 9.09.

9.13

Submission to Jurisdiction.  Each Credit Party agrees that all disputes among them and Agent or any Lender arising out of, connected with, related to, or incidental to the relationship established between them in this Agreement, whether arising in contract, tort, equity, or otherwise, shall be resolved only by the state and federal courts sitting in Chicago, Illinois and any appellate court from any thereof.

Each Credit Party waives in all disputes any objection that any of them may have to the location of the court considering the dispute which court shall have been chosen in accordance with the foregoing.

9.14

Final Agreement. THIS AGREEMENT, TOGETHER WITH THE FINANCING AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED, AND SUPERSEDES ALL PRIOR PROPOSALS, NEGOTIATIONS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER. IN ENTERING INTO THIS AGREEMENT, CREDIT PARTIES ACKNOWLEDGE THAT THEY ARE RELYING ON NO STATEMENT, REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF ANY KIND MADE BY AGENT OR ANY LENDER OR ANY OF ITS EMPLOYEES OR AGENTS EXCEPT FOR THE AGREEMENTS OF AGENT AND LENDERS SET FORTH HEREIN. THIS AGREEMENT, TOGETHER WITH THE FINANCING AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.15

No Waiver; Strict Performance.  Each Credit Party hereby acknowledges and agrees that (a) no failure or delay by Agent or any Lender in exercising any right, power or remedy under this Agreement or under any of the other Transaction Documents shall operate as a waiver thereof, (b) no failure or delay by Agent or any Lender to insist upon the strict performance by such Credit Party of any term, condition, covenant or agreement or to exercise any right, power or remedy as a result of the breach thereof shall constitute a waiver of any such term, condition, covenant or agreement or of any breach thereof or preclude Agent or any Lender from insisting on the strict performance thereof, and (c) no single or partial exercise of any right, power or remedy of Agent or any Lender shall preclude further exercise of any right, power or remedy.

9.16

Time is of Essence. Time is of the essence of each and every covenant, condition and provision of this Agreement to be performed by a Credit Party.

IN WITNESS WHEREOF, this Agreement has been executed on the date first above written, to be effective upon satisfaction of the conditions set forth in this Agreement.

AGENT:

VICTORY PARK MANAGEMENT, LLC

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	Manager

LENDER:

VPC SBIC I, LP

By:	Victory Park Capital Advisors, LLC
Its:	Investment Manager

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	General Counsel

CREDIT PARTIES:

SOCIAL REALITY INC.

By:	/s/ Christopher Miglino
Name:	Christopher Miglino
Title:	CEO

STEEL MEDIA

By:	/s/ Christopher Miglino
Name:	Christopher Miglino
Title:	CEO

FIVE DELTA, INC.

By:	/s/ Christopher Miglino
Name:	Christopher Miglino
Title:	CEO